SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                                GPN Network, Inc.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                                GPN NETWORK, INC.
                      8055 EAST VIA DE VENTURA, SUITE E-155
                            SCOTTSDALE, ARIZONA 85258

                              INFORMATION STATEMENT

         The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on August 4, 2003 (the "Record Date"), that on August 4, 2003 we received the written consent, in lieu of a meeting of stockholders, from the holders of [_____________] shares of our common stock, representing approximately [___%] of our outstanding voting stock, approving a certificate of amendment to our articles of incorporation that will change our name from "GPN Network, Inc." to "IR Biosciences Holdings, Inc." (the "Name Change Amendment").

         This Information Statement is first being mailed or furnished to stockholders on or about August 6, 2003, and the Name Change Amendment described herein will not become effective until at least 20 calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                               SECURITY OWNERSHIP

         As of the date of the Record Date, there were [______________] shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

         The following table sets forth certain information known to us regarding the beneficial ownership of each class of our voting stock as of July 8, 2003, by (a) each beneficial owner of more than 5% of our common stock, (b) our executive officers, (c) each of our directors, and (d) all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The address of all persons listed below is 8055 East Via De Ventura, Suite E-155, Scottsdale, Arizona 85258.

|------------------------------------------------|---------------------------|------------------------|
|                                                |    Number of Shares       |   Percentage of Shares |
|        Number of Shares Beneficially Owned     |   Beneficially Owned      |    Beneficially Owned  |
|------------------------------------------------|---------------------------|------------------------|
|Mark L. Witten                                  |     4,153,069             |           35.4%        |
|------------------------------------------------|---------------------------|------------------------|
|David T. Harris                                 |     4,153,069             |           35.4         |
|------------------------------------------------|---------------------------|------------------------|
|John Machado                                    |       883,145             |            7.5         |
|   c/o Machado Law Firm                         |                           |                        |
|   1500 "J" Street                              |                           |                        |
|   Modesto, CA  95354                           |                           |                        |
|------------------------------------------------|---------------------------|------------------------|
|Michel K. Wilhelm                               |       762,602(1)          |            6.5         |
|------------------------------------------------|---------------------------|------------------------|
|Theodore E. Staahl                              |       440,000(2)          |            3.4         |
|------------------------------------------------|---------------------------|------------------------|
|Steven J. Scronic                               |        56,122(3)          |            *           |
|------------------------------------------------|---------------------------|------------------------|
|Eric Hopkins                                    |        10,070(4)          |            *           |
|------------------------------------------------|---------------------------|------------------------|
|All executive officers and directors as a group |     9,574,932(1)(2)(3)(4) |           80.7%        |
|(6 persons)                                     |                           |                        |
|------------------------------------------------|---------------------------|------------------------|

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

* Indicates less than 1%

(1) Includes 5,388 shares held by Mr. Wilhelm's three minor daughters who share the same household with him. Includes warrants held by Foresight Capital Corp. to purchase 90,000 shares exercisable at $0.60 per share that are exercisable within 60 days of July 8, 2003, which Mr. Wilhelm is deemed to beneficially own as principal owner of Foresight Capital Corp.

(2) Includes warrants to purchase 35,918 shares exercisable at $1.1136 per share that are exercisable within 60 days of July 8, 2003.

(3) Includes warrants to purchase 13,469 shares exercisable at $0.5568 per share that are exercisable within 60 days of July 8, 2003.

(4) Includes options to purchase 10,000 shares exercisable at $75.00 per share that are exercisable within 60 days of July 8, 2003.

                       VOTE OBTAINED - SECTION 228 OF THE
                        DELAWARE GENERAL CORPORATION LAW

         Section 228 of the Delaware General Corporation Law ("Delaware Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware Law and our bylaws, a majority of the outstanding shares of common stock entitled to vote thereon is required in order to amend our certificate of incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change Amendment as early as possible in order to accomplish the purposes as hereafter described, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of our common stock.

         Pursuant to Section 228 of the Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice.

         Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Delaware Law to dissent or require a vote of all stockholders.

                               STOCKHOLDER ACTION

Introduction

         On July 8, 2003, our Board of Directors unanimously approved the Name Change Amendment and submitted such matter for stockholder approval. On August 4, 2003, stockholders holding approximately [_____%] of our outstanding voting stock, acting by majority written consent, approved and ratified the Name Change Amendment.

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

Purpose of the Name Change

         Our Board of Directors has determined that it is in our best interests to adopt a name more readily identifiable with our current strategic focus as a biotechnology business engaged in research and development of applications utilizing modified Substance P, a naturally occurring immunomodulator. Consequently, the Board of Directors has recommended changing our name from "GPN Network, Inc." to "IR Biosciences Holdings, Inc."

Effects of the Name Change

         Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "GPN Network, Inc." will continue to be valid and represent shares of "IR Biosciences Holdings, Inc." following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

Vote Required

         The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from "GPN Network, Inc." to "IR Biosciences Holdings, Inc.," which vote was obtained by majority written consent. As a result, the Name Change Amendment was approved and no further votes will be needed.

Effective Date

         Under applicable federal securities laws, the Name Change Amendment cannot be effective until at least 20 calendar days after this Information Statement is sent or given to our stockholders.

Dissenters' Rights of Appraisal

         The Delaware Law does not provide for appraisal rights in connection with our name change.

                             ADDITIONAL INFORMATION

         We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file

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

electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.



BY ORDER OF THE BOARD OF DIRECTORS,


/s/ Michael Wilhelm
Michael Wilhelm
President
Scottsdale, Arizona  85258
August [__], 2003










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